UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 4, 2020

Transportation and Logistics Systems, Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-34970	26-3106763
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5500 Military Trail, Suite 22-357

Jupiter, Florida 33458

(Address of Principal Executive Offices)

(833) 764-1443

(Issuer’s telephone number)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	TLSS	OTC US

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Forward Looking Statements

Statements in this report regarding the Company that are not historical facts are forward-looking statements and are subject to risks and uncertainties that could cause actual future events or results to differ materially from such statements. Any such forward-looking statements, including, but not limited to, financial guidance, are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include all statements that do not directly or exclusively relate to historical facts. In some cases, you can identify forward-looking statements by terms such as “may,” “will,” “should,” “could,” “would,” “expects,” “plans,” “anticipates,” “intend,” “plan,” “goal,” “seek,” “strategy,” “future,” “likely,” “believes,” “estimates,” “projects,” “forecasts,” “predicts,” “potential,” or the negative of those terms, and similar expressions and comparable terminology. These include, but are not limited to, statements relating to future events or our future financial and operating results, plans, objectives, expectations and intentions. Although we believe that the expectations reflected in these forward-looking statements are reasonable, these expectations may not be achieved. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they represent our intentions, plans, expectations, assumptions and beliefs about future events and are subject to known and unknown risks, uncertainties and other factors outside of our control that could cause our actual results, performance or achievement to differ materially from those expressed or implied by these forward-looking statements. In addition to the risks described above, these risks and uncertainties include: our ability to successfully execute our business strategies, including integration of acquisitions and the future acquisition of other businesses to grow our Company; customers’ cancellation on short notice of master service agreements from which we derive a significant portion of our revenue or our failure to renew such master service agreements on favorable terms or at all; our ability to attract and retain key personnel and skilled labor to meet the requirements of our labor-intensive business or labor difficulties which could have an effect on our ability to bid for and successfully complete contracts; the ultimate geographic spread, duration and severity of the coronavirus outbreak and the effectiveness of actions taken, or actions that may be taken, by governmental authorities to contain the outbreak or ameliorate its effects; our failure to compete effectively in our highly competitive industry could reduce the number of new contracts awarded to us or adversely affect our market share and harm our financial performance; our ability to adopt and master new technologies and adjust certain fixed costs and expenses to adapt to our industry’s and customers’ evolving demands; our history of losses, deficiency in working capital and a stockholders’ deficit and our ability to achieve sustained profitability; material weaknesses in our internal control over financial reporting and our ability to maintain effective controls over financial reporting in the future; our substantial indebtedness could adversely affect our business, financial condition and results of operations and our ability to meet our payment obligations; the impact of new or changed laws, regulations or other industry standards that could adversely affect our ability to conduct our business; and changes in general market, economic, social and political conditions in the United States and global economies or financial markets, including those resulting from natural or man-made disasters.

These forward-looking statements represent our estimates and assumptions only as of the date of this release and, except as required by law, we undertake no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise after the date of this report Given these uncertainties, you should not place undue reliance on these forward-looking statements and should consider various factors, including the risks described, among other places, in our most recent Annual Report on Form 10-K and in our Quarterly Reports on Form 10-Q, as well as any amendments thereto, filed with the Securities and Exchange Commission.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

On June 4, 2020, Prime EFS LLC (“Prime EFS”), a wholly owned subsidiary of Transportation and Logistics Systems, Inc. (the “Company”), agreed with two related creditors (the “Creditors”) to one payment plan (the “Payment Plan”) to settle, without interest, a total outstanding balance of $2,038,556.06 (the “Outstanding Balance”) owed by Prime EFS to the Creditors. Pursuant to the Payment Plan, Prime EFS made a payment of $75,000.00 to the Creditors on or before June 5, 2020 and must make a second payment of $75,000.00 to the Creditors on or before June 12, 2020. Thereafter, beginning on June 19, 2020, Prime EFS will make weekly payments of $15,000.00 to the Creditors each Friday for 125 weeks ending with a final payment of $13,556.06 on November 18, 2022 at which time the Outstanding Balance will be paid in full. Prime EFS is permitted to prepay the Outstanding Balance at any time without penalty.

In the event that Prime EFS fails to make a scheduled payment or otherwise defaults on its obligations, the remaining Outstanding Balance shall be due in full within five business days of receipt by Prime EFS of a notice of default from the Creditors. If Prime EFS does not pay the remaining Outstanding Balance within five business days of receipt of a notice of default, the Creditors shall be entitled to 9% per annum simple interest on the remaining Outstanding Balance from the date of default and to recover attorneys’ fees and costs for enforcement.

Item 3.02 Unregistered Sales of Equity Securities.

Pursuant to Section 4.9 of a Securities Purchase Agreement, dated as of August 30, 2019, by and among the Company and the investors named therein (the “Investors”), the Company is required to keep reserved for issuance to the Investors three times the number of shares of common stock issuable to the Investors upon conversion or exercise, as applicable, of convertible notes and warrants held by the Investors (the “Reserve Requirement”). If the Company fails to meet the Reserve Requirement within 45 days after written notice from an Investor, the Company must, inter alia, sell to the Lead Investor (as defined in the Securities Purchase Agreement) for $100 a series of preferred stock which holds voting power equal to 51% of the number of votes eligible to vote at any special or annual meeting of the Company’s stockholders (with the power to take action by written consent in lieu of a stockholders meeting) for the sole purpose of amending the Company’s Amended and Restated Articles of Incorporation to increase the number of shares of common stock that the Company is authorized to issue, which such preferred stock shall be automatically cancelled upon the effectiveness of the resulting increase in the Company’s authorized stock. By letter agreement dated, June 4, 2020, the Lead Investor assigned this contract right to John Mercadante, the Chief Executive Officer of the Company.

The Company was unable to comply with the Reserve Requirement within 45 days after written notice from an Investor. Accordingly, on June 5, 2020, the Company sold to John Mercadante, for $100.00, 1 share of Series C Preferred Stock which has voting power equal to 51% of the number of votes eligible to vote at any special or annual meeting of the Company’s stockholders (with the power to take action by written consent in lieu of a stockholders meeting) for the sole purpose of amending the Company’s Amended and Restated Articles of Incorporation to increase the number of shares of common stock that the Company is authorized to issue. Upon the effectiveness of the amendment, the Series C Preferred Stock will be automatically cancelled. The Series C Preferred Stock is not entitled to vote on any other matter, is not entitled to dividends, is not convertible into any other security of the Company and is not entitled to any distributions upon liquidation of the Company. The Series C Preferred Stock was issued and sold pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 4, 2020, the Board of Directors of the Company (the “Board of Directors”) created a Series C issue of preferred stock (the “Series C Preferred Stock”) pursuant to the authority vested in the Board of Directors by the Company’s Amended and Restated Articles of Incorporation to issue up to 10,000,0000 shares of preferred stock, $0.001 par value per share, of which 8,300,000 are unissued and undesignated. The Company’s Amended and Restated Articles of Incorporation explicitly authorize the Board of Directors to issue any or all of such shares of preferred stock in one (1) or more classes or series and to fix the designations, powers, preferences and rights, the qualifications, limitations or restrictions thereof, including dividend rights, dividend rates, conversion rights, voting rights, terms of redemption, redemption prices, liquidation preferences and the number of shares constituting any class or series, without further vote or action by the stockholders.

The Board of Directors designated one share of preferred stock as Series C Preferred Stock. The Series C Preferred Stock votes together with the common stock, par value $0.001 per share (the “Common Stock”) as one class. Solely with respect to a proposal to amend the Company’s Amended and Restated Articles of Incorporation to increase the number of shares of Common Stock that the Company is authorized to issue (an “Authorized Share Increase Proposal”), the Series C Preferred Stock has voting power equal to 51% of the number of votes eligible to vote at any special or annual meeting of the Company’s stockholders (with the power to take action by written consent in lieu of a stockholders meeting). The Series C Preferred Stock does not have the right to vote and/or consent on any matter other than an Authorized Share Increase Proposal. Upon the effectiveness of an Authorized Share Increase Proposal, the Series C Preferred Stock will be automatically cancelled. The Series C Preferred Stock is not entitled to vote on any other matter, is not entitled to dividends and is not entitled to any distributions upon liquidation of the Company.

The Certificate of Designation of Preferences, Rights and Limitations of Series C Preferred Stock (the “Series C COD”) was filed with the Secretary of State of the State of Nevada on June 4, 2020.

A copy of the Series C COD of the Company is attached as Exhibit 3.1 to this Current Report on Form 8-K. The above description is qualified by reference to the complete text of the Series C COD.

Item 7.01 Regulation FD Disclosure.

On June 9, 2020, the Company issued a press release announcing the Payment Plan. A copy of the press release is attached hereto and incorporated by reference herein as Exhibit 99.1.

The information in this Item 7.01, and in Exhibit 99.1 attached to this Current Report on Form 8-K, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall this Item 7.01, such Exhibit 99.1 or any of the information contained therein be deemed incorporated by reference in any filing under the Securities Exchange Act of 1934 or the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

3.1	Certificate of Designation of Preferences, Rights and Limitations of Series C Preferred Stock of the Company, filed on June 4, 2020.
99.1	Press Release dated June 9, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 9, 2020	Transportation and Logistics Systems, Inc.

	By:	/s/ John Mercadante
	Name:	John Mercadante
	Title:	Chief Executive Officer